                                ESCROW AGREEMENT

            THIS  ESCROW  AGREEMENT (this "Agreement") is made as of January 26,

2010, by and among Worldwide  Energy  and  Manufacturing  USA,  Inc.  a Colorado

corporation (the "Company"), the purchasers signatory hereto (each a "Purchaser"

and  together the "Purchasers"), Jimmy and Mindy Wang, residing at 408 N.  Canal

Street, Units A&B, South San Francisco, CA 94080 (the "Wangs" and, together with the Company,  if  necessary,  the  "Make  Good  Pledgors"),  and  Sichenzia Ross

Friedman Ference LLP, with an address at 61 Broadway, New York, New  York  10006

(the  "Escrow Agent").  CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN SHALL HAVE

THE MEANINGS  SET  FORTH IN THE SECURITIES PURCHASE AGREEMENT REFERRED TO IN THE

FIRST RECITAL.

                              W I T N E S S E T H:

            WHEREAS,  the  Purchasers  will  be  purchasing  from  the  Company,

severally  and  not  jointly with the other Purchasers, in the aggregate, up  to

$8,000,000 of shares of  Common Stock and Warrants of the Company on the Closing

Date as set forth in the Securities  Purchase  Agreement  dated  the date hereof between  the  Purchasers  and  the  Company  (the  "Purchase Agreement"),  which securities will be issued under the terms contained  herein  and in the Purchase

Agreement; and

            WHEREAS,  it  is  intended  that  the purchase of the securities  be consummated  in  accordance with the requirements  set  forth  in  Regulation  D promulgated under the Securities Act of 1933, as amended; and

            WHEREAS,  the  Company  may  be obligated to issue to each Purchaser such number of Make Good Shares to the terms herein;

            WHEREAS,  the Company and the Purchasers  have  agreed  that  up  to

1,777,777 shares of Common  Stock (the "Make Good Shares") shall be deposited in escrow with the Escrow Agent pursuant to the terms herein;

            WHEREAS, the Company  and  the Purchasers have agreed that the Wangs shall deposit up to 1,620,954 (the "Executive  Make  Good  Shares")  of the Make

Good Shares in escrow with the Escrow Agent pursuant to the terms herein;

            WHEREAS, the Company and the Purchasers have agreed that the Company shall  deposit  the  balance  of  the  Make  Good Shares (the "Company Make Good

Shares"), as necessary, up to 1,777,777 shares  of  Common  Stock, such that the number  of  Makes  Good Shares shall equal the number of Shares  issued  to  the

Purchasers pursuant  to  the Purchase Agreement, in escrow with the Escrow Agent pursuant to the terms herein

            WHEREAS, the Company,  the  Purchasers  and the Wangs have requested that the Escrow Agent hold the Make Good Shares in escrow  upon  the  terms  set forth herein;

                                     - 1 -


            NOW,  THEREFORE,  in  consideration  of  the  covenants  and  mutual promises contained herein and other good and valuable consideration, the receipt and  legal  sufficiency  of  which  are  hereby acknowledged and intending to be legally bound hereby, the parties agree as follows:

                              TERMS OF THE ESCROW

      The parties hereby agree to establish  an  escrow  account with the Escrow

Agent whereby the Escrow Agent shall hold the Make Good Shares.

      1.    APPOINTMENT OF ESCROW AGENT. The Make Good Pledgors  and the Company

hereby  appoint Sichenzia Ross Friedman Ference LLP as Escrow Agent  to  act  in

accordance with the terms and conditions set forth in this Escrow Agreement, and

Escrow Agent  hereby  accepts  such  appointment and agrees to act in accordance with such terms and conditions.

      2.    ESTABLISHMENT OF ESCROW. On  or  before  April  22,  2010, the Wangs shall deliver, or cause to be delivered, to the Escrow Agent the Executive  Make

Good Shares in the form of certificates evidencing up to 1,620,954 shares of the

Company's  common stock, no par value, and the Company shall deliver the Company

Make Good Shares,  as  necessary,  up  to  1,777,777  shares  of  Common  Stock,

representing  the  balance  of  the  Make  Good  Shares,  along  with  medallion guaranteed  stock powers (or such other signed instrument of transfer acceptable to the Company's  transfer agent to enable the transfer of such Make Good Shares in accordance with  Section  4).  The Make Good Pledgors hereby agree that their obligation to transfer shares  of  Common  Stock  to  Purchasers pursuant to the terms of the Purchase Agreement and this Escrow Agreement  shall not continue to run to the benefit of any Investor who shall have transferred or sold all or any portion of its Shares.

      3.    REPRESENTATIONS  OF THE WANGS AND THE COMPANY.  The  Wangs  and  the

Company  hereby  represent  and  warrant,  severally  and  not  jointly,  as  to themselves and itself only, to the Purchasers as follows:

            a.    The Make Good Shares  of  the  Make  Good Pledgors are validly issued, fully paid and nonassessable shares of the Company,  and  free and clear of all pledges, liens and encumbrances.  Upon any transfer of Make  Good  Shares to Purchasers hereunder, Purchasers will receive full right, title and authority to such shares as holders of Common Stock.

            b.    Performance  of this Escrow Agreement and compliance with  the provisions hereof will not violate  any provision of any applicable law and will not conflict with or result in any breach  of  any  of  the terms, conditions or provisions  of,  or  constitute a default under, or result in  the  creation  or imposition of any lien,  charge  or  encumbrance  upon, any of the properties or assets of any of the Make Good Pledgors pursuant to  the terms of any indenture,

mortgage, deed of trust or other agreement or instrument binding upon any of the

Make Good Pledgors, other than such breaches, defaults  or liens which would not have a material adverse effect taken as a whole.

4.    DISBURSEMENT OF MAKE GOOD SHARES.

                                     - 2 -


            a.    The  Company  shall  achieve at least $4,000,000  in  Adjusted

EBITDA, on a consolidated basis with each  of  the  Subsidiaries  for the fiscal year ending December 31, 2010, as disclosed in the Company's Form 10-K  for  the fiscal  year  ending December 31, 2010 (the "2010 EBITDA Milestone", the date of disclosure of such  2010  EBITDA  Milestone, including any permitted extensions,

the "2010 EBITDA Milestone Date" and  such  10-K,  the  "2010  10-K").   If  the

Company fails to achieve the 2010 EBITDA Milestone, then, in accordance with the terms of the Share Escrow Agreement, the Share Escrow Agent will transfer to the

Purchasers  from  such  escrow  account,  on  a  pro-rata  basis  (based on such

Purchaser's   Subscription   Amount   and   the  aggregate  Subscription  Amount

hereunder), an aggregate number of shares of Common Stock equal to the following formula:

    E         MINUS      C

_________

((A/B)*D)

For the purposes of the foregoing formula:

A = 2010 Adjusted EBITDA

B = 2010 EBITDA Milestone

C = Total number of Shares issued to the Purchasers

D = 4.50

E = Total Subscription Amount

      In  the  event that the Company fails to  file  the  2010  10-K  with  the

Commission on or  before  the  last  date that such form is required to be filed

(after any permitted extensions under  the  Exchange  Act), the Company shall be irrevocably deemed to have failed to achieve the 2010 EBITDA  Milestone, and the

2010 EBITDA Milestone Date shall be deemed to be the last date  that the Company was  permitted to file the 2010 10-K (after any permitted extensions  under  the

Exchange Act).  In addition, notwithstanding anything herein to the contrary, in the event that the Company reports an Adjusted EBITDA for the fiscal year ending

December  31,  2010  of $2,000,000 or less or the Company fails to file its 2010

10-K with the Commission  on  or before the last date that such form is required to be filed (after any permitted  extensions under the Exchange Act), all of the

Make Good Shares shall be issued pro-rata  to  the  Purchasers  (based  on  such

Purchaser's Subscription Amount and the aggregate Subscription Amount hereunder)

            (b)  Company  Make  Good  Shares.   On or before April 22, 2010, the

Company  shall  deliver  the  Company  Make Good Shares,  which,  added  to  the

Executive Make Good Shares, shall equal  the  number  of  Shares  issued  to the

Purchasers  hereunder,  to  the  Share  Escrow  Agent  for deposit in the escrow account pursuant to the Share Escrow Agreement.  The parties  hereto acknowledge that,  as  of  the date hereof and pursuant to the 2008 Share Escrow  Agreement,

Company counsel as escrow agent holds in escrow 1,620,954 shares of Common Stock that were deposited  by  the Wangs (such shares, "2008 Escrow Shares") and that,

subject to the terms and conditions of the 2008 Share Escrow Agreement, all or a portion of the 2008 Escrow  Shares  shall  be  transferred by Company counsel as escrow agent to the Share Escrow Agent to be held  in  escrow and distributed in accordance with the terms and conditions of the Share Escrow Agreement.

                                     - 3 -


             (c)  [RESERVED]

            (d)   Within five days after the determination of the number of Make

Good Shares to which the Purchasers are entitled calculated  in  the  manner set

forth   above,   the  Purchasers  and  the  Company  shall  give  joint  written instructions to the  Share  Escrow  Agent  to,  and upon receipt of such written instructions,  the Share Escrow Agent shall, within  five  Business  Days  after receipt of such  instructions,  deliver  to the Purchasers on a "pro rata" basis

(based on such Purchaser's Subscription Amount  and  the  aggregate Subscription

Amount hereunder) such number of Make Good Shares.  If none  or less than all of the  Make  Good Shares are delivered to the Purchasers, the Share  Escrow  Agent shall return  the  undistributed  Make  Good  Shares  to  the Executives, or the

Company,  as  the  case  may  be,  pursuant  to  the joint instructions  of  the

Purchasers and the Company.

             (e)  Notwithstanding anything to the  contrary  set  forth  herein,

 only   those  Purchasers  who  own  the  Shares  issued  hereunder  and  remain shareholders of the Company at the time that any of the Make Good Shares become deliverable  hereunder  shall be entitled to their pro rata portion of the Make

 Good Shares calculated based  on  their ownership interest at the time when the applicable Make Good Shares become deliverable

             (f) For clarity and avoidance  of  doubt,  all  references to share prices  and  shares  of  Common  Stock  in  this  Section  shall be subject  to adjustment  for  reverse  and  forward  stock  splits,  stock dividends,  stock combinations  and  other similar transactions of the Common  Stock  that  occur after the date of this Agreement

      5.    DURATION.  This Escrow Agreement shall terminate on the distribution of all the Make Good Shares  to  either  the Purchasers or back to the Make Good

Pledgors, as the case may be.  The Company  agrees  to  provide the Escrow Agent written notice of the filing with the Commission of any financial  statements or reports referenced herein.

      6.    MAKE  GOOD SHARES.  If any Make Good Shares are deliverable  to  the

Purchasers pursuant to the Purchase Agreement and in accordance with this Escrow

Agreement, (i) the  Make  Good Pledgors covenants and agrees to execute all such instruments of transfer (including stock powers and assignment documents) as are customarily executed to evidence  and  consummate  the transfer of the Make Good

Shares  from the Make Good Pledgors to the Purchasers  and  (ii)  following  its receipt of  the  documents referenced in Section 6(i), the Company covenants and agrees to promptly  reissue  such  Make Good Shares in the applicable Investor's name and deliver the same as directed  by such Investor.  Until such time as (if at  all) the Make Good Shares are required  to  be  delivered  pursuant  to  the

Purchase  Agreement  and in accordance with this Escrow Agreement, any dividends payable in respect of  the  Make Good Shares and all voting rights applicable to the Make Good Shares shall be  retained  by  the Make Good Pledgors.  Should the

Escrow Agent receive dividends or voting materials,  such  items shall be passed immediately on to the Make Good Pledgors and shall not be invested  or  held for any  time  longer than is needed to effectively re-route such items to the  Make

Good Pledgors.

      7.    INTERPLEADER.  Should any controversy arise among the parties hereto with respect  to  this  Escrow Agreement or with respect to the right to receive the Make Good Shares, Escrow  Agent  shall  have  the  right  to consult counsel and/or to institute an appropriate interpleader action

                                     - 4 -


to  determine the rights of the parties. Escrow Agent is also hereby  authorized to institute an appropriate interpleader action upon receipt of a written letter of direction  executed by the parties so directing Escrow Agent. If Escrow Agent is directed to  institute an appropriate interpleader action, it shall institute such action not prior  to  thirty  (30)  days  after  receipt  of such letter of direction  and not later than sixty (60) days after such date. Any  interpleader action instituted  in accordance with this Section 7 shall be filed in any court of competent jurisdiction  in the State of New York, and the Make Good Shares in

dispute shall be deposited with  the  court and in such event Escrow Agent shall be relieved of and discharged from any and all obligations and liabilities under and pursuant to this Escrow Agreement with  respect  to the Make Good Shares and any other obligations hereunder.

      8.    EXCULPATION AND INDEMNIFICATION OF ESCROW AGENT

            a.    Escrow Agent is not a party to, and is not bound by or charged with notice of any agreement out of which this escrow  may  arise.  Escrow Agent acts under this Escrow Agreement as a depositary only and is  not responsible or liable in any manner whatsoever for the sufficiency, correctness, genuineness or validity of the subject matter of the escrow, or any part thereof,  or  for  the form  or  execution of any notice given by any other party hereunder, or for the identity or authority of any person executing any such notice. Escrow Agent will have no duties  or responsibilities other than those expressly set forth herein.

Escrow Agent will  be  under  no liability to anyone by reason of any failure on the part of any party hereto (other than Escrow Agent) or any maker, endorser or other signatory of any document to perform such person's or entity's obligations

hereunder or under any such document.   Except  for  this  Escrow  Agreement and

instructions  to  Escrow  Agent  pursuant to the terms of this Escrow Agreement,

Escrow Agent will not be obligated  to  recognize any agreement between or among any or all of the persons or entities referred  to  herein,  notwithstanding its

knowledge  thereof.   Escrow  Agent will not be liable for any action  taken  or omitted by it, or any action suffered by it to be taken or omitted, absent gross

negligence or willful misconduct.   Escrow  Agent  may rely conclusively on, and

will  be protected in acting upon, any order, notice,  demand,  certificate,  or opinion  or  advice  of  counsel  (including  counsel  chosen  by Escrow Agent),

statement, instrument, report or other paper or document (not only as to its due execution and the validity and effectiveness of its provisions,  but  also as to the  truth  and  acceptability  of  any information therein contained) which  is reasonably believed by Escrow Agent to  be genuine and to be signed or presented by the proper person or persons.  The duties  and responsibilities of the Escrow

Agent hereunder shall be determined solely by the  express  provisions  of  this

Escrow  Agreement  and  no  other or further duties or responsibilities shall be implied, including, but not limited  to,  any obligation under or imposed by any laws of the State of New York upon fiduciaries.

            b.    The Company and the Make  Good  Pledgors  each hereby, jointly and  severally, indemnify and hold harmless the Escrow Agent and  any  of  their principals,  partners,  agents,  employees  and  affiliates from and against any expenses,  including reasonable attorneys' fees and  disbursements,  damages  or losses suffered  by  Escrow Agent in connection with any claim or demand, which,

in any way, directly or  indirectly,  arises  out  of  or relates to this Escrow

Agreement  or the services of Escrow Agent  hereunder; except,  that  if  Escrow

Agent is guilty  of  willful  misconduct,  gross  negligence or fraud under this

Escrow Agreement, then Escrow Agent will bear all losses,  damages  and expenses arising  as  a  result  of  such  willful misconduct, gross negligence or fraud.

Promptly after the receipt by Escrow Agent of notice of any such demand

                                     - 5 -


or claim or the commencement of any  action, suit or proceeding relating to such demand or claim, Escrow Agent will notify  the  other parties hereto in writing.

For the purposes hereof, the terms "expense" and "loss" will include all amounts paid or payable to satisfy any such claim or demand,  or  in  settlement  of any such  claim, demand, action, suit or proceeding settled with the express written consent  of  the  parties hereto, and all costs and expenses, including, but not limited to, reasonable  attorneys'  fees  and disbursements, paid or incurred in investigating  or defending against any such  claim,  demand,  action,  suit  or proceeding.  The  provisions  of  this Section  shall survive the termination of this Escrow Agreement.

      9.    RECORDS.   Escrow Agent  shall  maintain  accurate  records  of  all

transactions hereunder.  Promptly after the termination of this Escrow Agreement or as may reasonably be requested by the parties hereto from time to time before such termination, Escrow Agent shall provide the parties hereto, as the case may be, with a complete copy  of  such  records,  certified  by Escrow Agent to be a

complete  and  accurate  account  of  all  such  transactions.   The  authorized

representatives  of each of the parties hereto shall have access to  such  books and records at all reasonable times during normal business hours upon reasonable notice to Escrow Agent and at the requesting party's expense.

      10.   NOTICE.   All  notices,  communications and instructions required or desired to be given under this Escrow  Agreement must be in writing and shall be deemed to be duly given if sent by registered  or certified mail, return receipt requested, or overnight courier, to the addresses  listed  on the signature page hereto.

      11.   EXECUTION IN COUNTERPARTS.  This Escrow Agreement may be executed in counterparts,  each  of  which  shall be deemed an original, but  all  of  which together shall constitute one and the same instrument.

      12.   ASSIGNMENT AND MODIFICATION.   This  Escrow Agreement and the rights

and  obligations  hereunder of any of the parties hereto  may  not  be  assigned without  the  prior  written  consent  of  the  other  parties  hereto  and  the

Purchasers.  Subject to  the  foregoing,  this  Escrow Agreement will be binding upon and inure to the benefit of each of the parties hereto and their respective successors and permitted assigns.  No other person  will  acquire  or  have  any rights  under,  or  by virtue of, this Escrow Agreement.  No portion of the Make

Good Shares shall be  subject  to interference or control by any creditor of any party hereto, or be subject to being  taken or reached by any legal or equitable process in satisfaction of any debt or  other liability of any such party hereto prior to the disbursement thereof to such  party  hereto  in accordance with the provisions of this Escrow Agreement.  This Escrow Agreement  may  be  amended or modified only in writing signed by all of the parties hereto

                                 MISCELLANEOUS

      13.1  No  waiver  or  any  breach  of  any  covenant  or  provision herein contained  shall  be  deemed  a waiver of any preceding or  succeeding

          breach  thereof,  or  of  any  other   covenant  or  provision  herein

          contained.  No extension of time for performance  of any obligation or act  shall be deemed an extension of the time for performance  of  any other obligation or act.

      13.2    This Escrow Agreement shall be binding upon and shall inure to the benefit  of  the  permitted  successors  and  permitted assigns of the parties hereto.

      13.3    This Escrow Agreement is the final expression of, and contains the entire  agreement  between, the parties with respect  to  the  subject matter hereof and supersedes  all  prior  understandings  with respect

          thereto.    This  Escrow  Agreement  may  not  be  modified,  changed,

          supplemented  or  terminated,  nor  may  any  obligations hereunder be waived,  except  by written instrument signed by  the  parties  to  be charged or by its  agent  duly  authorized  in writing or as otherwise expressly permitted herein.  Except as expressly set forth herein, all fees and expenses of the Escrow Agent in connection  with  this Escrow

          Agreement and the performance of its duties hereunder shall be paid by the Company.

      13.4    Whenever  required  by  the context of this Escrow Agreement,  the singular shall include the plural  and  masculine  shall  include  the

          feminine.   This  Escrow Agreement shall not be construed as if it had been prepared by one  of the parties, but rather as if all parties had prepared the same.  Unless  otherwise  indicated,  all  references  to

          Articles are to this Escrow Agreement.

      13.5     The  parties  hereto  expressly  agree that this Escrow Agreement shall be governed by, interpreted under  and construed and enforced in

          accordance  with the laws of the State of New  York.   Any  action  to

          enforce, arising  out of, or relating in any way to, any provisions of this Escrow Agreement  shall  only  be  brought  in a state or Federal court sitting in New York City.

      13.6     The  Escrow  Agent's  duties  hereunder may be altered,  amended,

          modified or revoked only by a writing  signed  by  the  Company,  each

          Purchaser and the Escrow Agent.

      13.7     The  Escrow  Agent shall be obligated only for the performance of such duties as are  specifically  set  forth  herein  and may rely and shall  be  protected  in  relying  or  refraining from acting  on  any instrument reasonably believed by the Escrow  Agent  to be genuine and to have been signed or presented by the proper party or  parties.  The

          Escrow  Agent  shall  not be personally liable for any act the  Escrow

          Agent may do or omit to  do hereunder as the Escrow Agent while acting in  good  faith and in the absence  of  gross  negligence,  fraud  and willful misconduct,  and  any  act done or omitted by the Escrow Agent pursuant to the advice of the Escrow Agent's attorneys-at-law shall be conclusive  evidence of such good  faith,  in  the  absence  of  gross negligence, fraud and willful misconduct.

      13.8    The Escrow  Agent  is hereby expressly authorized to disregard any and all warnings given by  any  of  the parties hereto or by any other person or corporation, excepting only  orders  or process of courts of law and is hereby expressly authorized to comply with and obey orders,

          judgments or decrees of any court.  In case the  Escrow Agent obeys or complies  with any such order, judgment or decree,  the  Escrow  Agent shall not be  liable  to  any  of  the  parties hereto or to any other

          person,  firm  or  corporation  by  reason  of   such   decree   being

          subsequently reversed, modified, annulled, set aside, vacated or found to have been entered without jurisdiction.

      13.9  The  Escrow  Agent  shall not be liable in any respect on account of the identity, authorization  or  rights  of  the  parties executing or delivering or purporting to execute or deliver the  Purchase Agreement or any documents or papers deposited or called for thereunder  in  the absence of gross negligence, fraud and willful misconduct.

      13.10 The  Escrow Agent shall be entitled to employ such legal counsel and other experts  as  the  Escrow  Agent  may  deem necessary properly to advise the Escrow Agent in connection with the  Escrow  Agent's duties hereunder, may rely upon the advice of such counsel, and  may pay such counsel  reasonable  compensation;  provided  that  the costs of  such compensation shall be borne by the Escrow Agent.

      13.11 The Escrow Agent's responsibilities as escrow agent  hereunder shall terminate if the Escrow Agent shall resign by giving written notice to the Company and the Purchasers.  In the event of any such resignation,

          the Purchasers and the Company shall appoint a successor  Escrow Agent and the Escrow Agent shall deliver to such successor Escrow  Agent any escrow funds and other documents held by the Escrow Agent.

      13.12 If the Escrow Agent reasonably requires other or further instruments in  connection  with  this  Escrow Agreement or obligations in respect hereto, the necessary parties  hereto  shall  join  in furnishing such instruments.

      13.13 It  is  understood  and  agreed that should any dispute  arise  with respect to the delivery and/or ownership or right of possession of the documents or the escrow funds  held by the Escrow Agent hereunder, the

          Escrow Agent is authorized and directed  in  the  Escrow  Agent's sole discretion  (1)  to  retain  in  the Escrow Agent's possession without liability to anyone all or any part  of  said  documents or the escrow funds  until such disputes shall have been settled  either  by  mutual written agreement of the parties concerned by a final order, decree or judgment  or  a  court  of  competent  jurisdiction after the time for appeal has expired and no appeal has been  perfected,  but  the Escrow

          Agent  shall  be  under no duty whatsoever to institute or defend  any such proceedings or  (2)  to  deliver  the  escrow funds and any other property and documents held by the Escrow Agent  hereunder  to a state or  Federal  court  having  competent subject matter jurisdiction  and located in the City of New York  in  accordance  with  the  applicable procedure therefore

      13.14 The  Company  and  each  Purchaser  agree  jointly and severally  to indemnify  and  hold  harmless  the  Escrow  Agent and  its  partners,

          employees,  agents  and  representatives  from  any  and  all  claims,

          liabilities, costs or expenses in any way arising  from or relating to the  duties  or  performance  of  the  Escrow Agent hereunder  or  the transactions contemplated hereby or by the  Purchase  Agreement  other than any such claim, liability, cost or expense to the extent the same shall  have been determined by final, unappealable judgment of a court of competent  jurisdiction to have resulted from the gross negligence,

          fraud or willful misconduct of the Escrow Agent.

      13.15 The Escrow Agent  shall  be  permitted  to  act  as  counsel for the

          Company  in  any  transaction  and/or  dispute  including any  dispute between  the  Company and the Purchasers, whether or  not  the  Escrow

          Agent is then holding the documents or escrow funds held by the Escrow

          Agent hereunder.

                            ************************

                                     - 6 -


            IN WITNESS WHEREOF,  the  parties  hereto  have executed this Escrow

Agreement as of date first written above.

 WORLDWIDE ENERGY AND MANUFACTURING USA, INC.

 By:__________________________________________

      Name: Jimmy Wang

      Title:   Chief Executive Officer

 With a copy to (which shall not constitute notice):

 ESCROW AGENT:

 SICHENZIA ROSS FRIEDMAN FERENCE LLP

 By:__________________________________________

      Name:

      Title:

 __________________________________________

 Jimmy Wang

 __________________________________________

 Mindy Wang

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

                     SIGNATURE PAGES FOR PURCHASERS FOLLOW]


            [SIGNATURE PAGE OF PURCHASERS TO WEMU ESCROW AGREEMENT ]

Name of Investing Entity: __________________________

Signature of Authorized Signatory of Investing entity: __________

Name of Authorized Signatory: _________________________

Title of Authorized Signatory: _____________________